UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)	October 13, 2014

PANEX RESOURCES INC.
(Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation)	000-51707 (Commission File Number)	00-0000000 (I.R.S. Employer Identification No.)

c/o Coresco AG Level 3, Gotthardstrasse 20 Zug, Switzerland (Address of principal executive offices)	CH-6300 (Zip Code)

Registrant’s telephone number, including area code	+41-41-711-0281

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	Panex Resources Inc.	Page 2

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS

The Board of Directors of Panex Resources, Inc., a Nevada corporation (the "Company"), wish to announce that it has made an assessment of the Company and its current business operations regarding its status as a shell corporation and no longer deems the Company a shell. The Board of Directors has made this decision based on the following factors: (i) the Company expends significant sums of capital on sourcing, securing and vending in assets; (ii) the Company expends significant sums of capital on exploration programs as evidenced in its SEC filings; and (iii) the Company has an interest in certain assets and with probable future acquisition of a further asset requiring exploration and development.

In previous filings, the Company indicated that it was defined as a shell company pursuant to the Exchange Act Rule 12b-2. The term shell company means a registrant has:

(1) No or nominal operations; and

(2) Either:

(i) no or nominal assets;

(ii) assets consisting solely of cash and cash equivalents; or

(iii) assets consisting of any amount of cash and cash equivalents and nominal other assets.

This further means that under the revised Rule 144(i), no shareholder can utilize the Rule 144 exemption from registration to sell his shares if the issuer is a shell company unless the Company has met the requirements to cure its shell status under Rule 144(i)(2). To "cure" its shell status under Rule 144(i) (2), the Company must meet the following requirements:

1. is no longer a shell company as defined in Rule 144(i)(1);

2. has filed all reports (other than Form 8-K reports) required under the Securities Exchange Act of 1934 for the preceding 12 months (or for a shorter period that the issuer was required to file such reports and materials); and

3. has filed current "Form 10 information" with the SEC reflecting its status as an entity that is no longer an issuer described in Rule 144(i)(1), and at least one year has elapsed since the issuer filed that information with the SEC.

Rule 144 is the exclusive means, absent registration, by which affiliates of an issuer as well as holders of "restricted" stock (i.e., stock received in an unregistered private placement or an equivalent transaction) may effect public sales of their stock. Without the ability to utilize the Rule 144 exemption, current and prospective holders of restricted stock are stuck with an illiquid investment for at least one year from the date the Company files current "Form 10 information" with the SEC unless the Company undertakes the process of filing a resale registration statement with the SEC. This prolonged period of illiquidity may repel investors, and, therefore the Company may face difficulties raising capital in the equity markets until such time as the Company can file a registration statement or cure the shell status.

The Company intends to file "Form 10" information in the near future to start the one year cure period.

Form 8-K	Panex Resources Inc.	Page 3

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Not applicable.

Form 8-K	Panex Resources Inc.	Page 4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Panex Resources Inc. has caused this report to be signed on its behalf by the undersigned duly authorized person.

PANEX RESOURCES INC.

Dated: October 13, 2014	By: /s/ Mark Gasson
Mark Gasson - CEO and President